EXHIBIT 99.4
SCHEDULE III
FIRST POTOMAC REALTY TRUST
REAL ESTATE AND ACCUMULATED DEPRECIATION
December 31, 2007
(Amounts in thousands)

				Encumbrances at
Property	Location	Date Acquired	Property Type(1),(2)	December 31, 2007
Maryland
Rumsey Center	Columbia	Oct-02	BP	$9,114
Snowden Center	Columbia	Oct-02	BP	12,373
6900 English Muffin Way	Frederick	Jul-04	I	6,738
Deer Park	Randallstown	Jul-04	BP	7,455
Gateway Center	Gaithersburg	Jul-04	BP	3,836
Gateway West	Westminster	Jul-04	BP	5,791
4451 Georgia Pacific Boulevard	Frederick	Jul-04	I	6,514
20270 Goldenrod Lane	Germantown	Jul-04	BP	2,026
Girard Business Center	Gaithersburg	Jul-04	BP	7,383
Girard Place	Gaithersburg	Jul-04	BP	9,409
7561 Lindbergh Drive	Gaithersburg	Jul-04	I	1,882
Patrick Center	Frederick	Jul-04	Office	7,673
Old Courthouse Square	Martinsburg, WV	Jul-04	Retail	7,238
15 Worman’s Mill Court	Frederick	Jul-04	BP	2,534
West Park	Frederick	Jul-04	Office	2,606
Woodlands Business Center	Largo	Jul-04	Office	2,461
Airpark Place	Gaithersburg	Aug-04	BP	—
4612 Navistar Drive	Frederick	Dec-04	I	13,565
Campus at Metro Park	Rockville	Dec-04	BP	24,893
Glenn Dale Business Center	Glenn Dale	May-05	I	8,496
Owings Mills Business Center	Owings Mills	Nov-05	BP	5,742
Gateway 270	Clarksburg	Jul-06	BP	—
Indian Creek Court	Beltsville	Aug-06	I	13,199
Owings Mills Commerce Center	Owings Mills	Nov-06	BP	—
Ammendale Commerce Center	Beltsville	Mar-07	BP	—
Annapolis Commerce Park East	Annapolis	Jun-07	Office	8,834

Total:				169,762

Northern Virginia
13129 Airpark Road	Culpeper	Dec-97	I	—
Plaza 500	Alexandria	Dec-97	I	33,801
Van Buren Business Park	Herndon	Dec-97	BP	7,580
Tech Court	Chantilly	Oct-98	BP	3,462
Newington Business Park	Lorton	Dec-99	I	16,008
Interstate Plaza	Alexandria	Dec-03	I	—
Alexandria Corporate Park	Alexandria	Dec-03	I	27,495
Herndon Corporate Center	Herndon	Apr-04	BP	8,538
Aquia Commerce Center I & II	Stafford	Jun-04	BP	725
15395 John Marshall Highway	Haymarket	Oct-04	I	—
Windsor at Battlefield	Manassas	Dec-04	BP	—
Reston Business Campus	Reston	Mar-05	BP	—
Enterprise Center	Chantilly	Apr-05	BP	18,772
Gateway Centre	Manassas	Jul-05	BP	1,649
403/405 Glenn Drive	Sterling	Oct-05	BP	8,790
Linden Business Center	Manassas	Oct-05	BP	7,515
Prosperity Business Center	Merrifield	Nov-05	BP	3,862
Sterling Park Business Center	Sterling	Feb-06	BP	—
Davis Drive	Sterling	Aug-06	BP	—

Total:				138,197

Southern Virginia
Crossways Commerce Center(3)	Chesapeake	Dec-99	BP	25,377
Greenbrier Technology Center II	Chesapeake	Oct-02	BP	4,972
Norfolk Business Center	Norfolk	Oct-02	BP	4,665
Virginia Center	Glen Allen	Oct-03	BP	—
Crossways II	Chesapeake	Oct-04	BP	—
Norfolk Commerce Park II	Norfolk	Oct-04	BP	7,192
Cavalier Industrial Park	Chesapeake	Apr-05	I	—
1434 Crossways Boulevard	Chesapeake	Aug-05	BP	19,527
Enterprise Parkway	Hampton	Sep-05	BP	—
Diamond Hill Distribution Center	Chesapeake	Oct-05	I	—
1000 Lucas Way	Hampton	Dec-05	BP	—
River’s Bend Center	Chester	Jan-06	BP	—
Northridge I&II	Ashland	Jan-06	I	—
Crossways I	Chesapeake	Feb-06	BP	—
1408 Stephanie Way	Chesapeake	May-06	BP	—
Airpark Business Center	Richmond	Jun-06	BP	1,543
Chesterfield Business Center	Richmond	Jun-06	BP	5,330
Hanover Business Center	Ashland	Jun-06	BP	2,320
Gateway II	Norfolk	Nov-06	BP	—
Park Central	Richmond	Nov-06	BP	11,187
Greenbrier Circle Corporate Center	Chesapeake	Jan-07	BP	—
Greenbrier Technology Center I	Chesapeake	Jan-07	BP	—
Pine Glen	Richmond	Feb-07	BP	—
River’s Bend Center II	Chester	May-07	BP	—

Total:				82,113

Land held for future development	Richmond	Aug-07		—

Total				$390,072

(1)	I =Industrial

(2)	BP = Business Park

(3)	Represents Crossways Commerce Center I, Crossways Commerce Center III and Coast Guard Building.

Initial Costs		Gross Amount at End of Year
	Building &	Since		Building &		Accumulated
Land	Improvements	Acquisition	Land	Improvements	Total	Depreciation

$2,675	$10,196	$1,780	$2,675	$11,976	$14,651	$2,790
3,404	12,824	1,725	3,404	14,549	17,953	3,308
3,136	8,642	(7)	3,136	8,635	11,771	814
3,677	7,697	479	3,677	8,179	11,856	779
1,715	3,943	38	1,715	3,983	5,698	402
890	6,925	847	890	7,773	8,663	810
3,445	8,923	1	3,445	8,924	12,369	859
1,415	2,060	115	1,415	2,176	3,591	263
4,671	7,151	1,230	4,671	8,385	13,056	739
5,134	9,507	38	5,134	9,581	14,715	948
2,966	306	—	2,966	306	3,272	45
1,777	8,721	521	1,777	9,243	11,020	831
3,485	12,862	(49)	3,485	12,813	16,298	1,377
545	3,329	42	545	3,372	3,917	335
520	5,177	301	520	5,478	5,998	534
1,322	2,920	205	1,322	3,126	4,448	289
2,697	7,141	277	2,697	7,418	10,115	665
3,808	18,658	6	3,808	18,664	22,472	1,461
9,220	32,056	145	9,220	32,201	41,421	3,062
3,369	14,504	992	3,369	15,496	18,865	1,111
1,382	7,416	1,039	1,382	8,455	9,837	527
18,302	20,562	1,127	18,302	21,689	39,991	983
5,673	17,168	176	5,673	17,344	23,017	677
3,304	12,295	8	3,304	12,322	15,626	572
2,398	7,659	486	2,398	8,145	10,543	93
6,101	12,602	92	6,101	12,695	18,796	200

97,031	261,244	11,684	97,031	272,928	369,959	24,474

442	3,103	1,251	442	4,355	4,797	1,196
6,265	35,433	2,283	6,265	37,716	43,981	9,940
3,592	7,652	2,057	3,592	9,709	13,301	2,871
1,056	4,844	661	1,056	5,505	6,561	1,384
3,135	10,354	4,712	3,135	15,066	18,201	3,956
2,185	8,972	248	2,185	9,220	11,405	1,191
10,036	27,243	849	10,036	28,102	38,138	3,156
4,082	14,651	560	4,082	15,216	19,298	1,599
1,795	8,689	163	1,795	8,852	10,647	850
2,736	7,301	8,266	2,736	15,567	18,303	985
3,228	11,696	1,885	3,228	13,581	16,809	1,708
1,996	8,778	424	1,996	9,202	11,198	778
3,727	27,274	968	3,727	28,243	31,970	2,083
3,015	6,734	302	3,015	7,036	10,051	761
3,940	12,547	593	3,940	13,140	17,080	871
4,829	10,978	204	4,829	11,182	16,011	818
5,881	3,495	116	5,881	3,611	9,492	220
19,897	10,750	4,174	19,897	14,925	34,822	721
1,614	3,611	97	1,614	3,708	5,322	173

83,451	224,105	29,831	83,451	253,936	337,387	35,261

5,160	23,660	7,209	5,160	30,869	36,029	7,823
1,365	5,119	819	1,483	5,820	7,303	1,930
1,323	4,967	422	1,554	5,158	6,712	1,884
1,922	7,026	1,499	1,922	8,525	10,447	1,902
1,036	6,254	245	1,036	6,499	7,535	539
1,221	8,693	350	1,221	9,043	10,264	901
1,387	11,362	5,197	1,387	16,559	17,946	824
4,447	24,739	236	4,815	24,607	29,422	2,225
4,132	10,674	1,424	4,132	12,098	16,230	677
3,290	24,949	988	3,290	25,937	29,227	1,454
2,592	8,563	299	2,592	8,862	11,454	889
3,153	26,294	1,325	3,482	27,290	30,772	1,989
1,172	7,417	514	1,172	7,931	9,103	604
2,657	11,597	852	2,657	12,449	15,106	838
1,292	3,899	43	1,292	3,942	5,234	165
250	2,814	490	250	3,304	3,554	158
900	13,335	644	900	13,979	14,879	602
1,794	11,561	399	1,795	11,959	13,754	546
1,320	2,293	138	1,320	2,471	3,791	83
1,789	19,712	1,171	1,789	20,883	22,672	908
4,164	18,984	67	4,164	19,051	23,215	743
2,024	7,960	379	2,024	8,339	10,363	316
618	4,517	6	618	4,523	5,141	119
5,634	11,533	40	5,634	11,573	17,207	221

54,642	277,922	24,796	55,689	301,671	357,360	28,340

442	—	33	465	10	475	—

$235,566	$763,271	$66,344	$236,636	$828,545	$1,065,181	$88,075

     Depreciation of rental property is computed on a straight-line basis over the estimated useful lives of the assets. The estimated lives of our assets range from 5 to 39 years. The tax basis of the assets above is $1,081 million at December 31, 2007.
(a) Reconciliation of Real Estate
     The following table reconciles the real estate investments for the years ended December 31 (amounts in thousands):

	2007	2006	2005
Beginning balance	$947,723	$710,956	$491,031
Acquisitions of rental property	84,636	226,485	215,593
Capital expenditures	34,899	18,282	5,081
Cost of real estate sold	—	(7,708)	—
Dispositions	(2,077)	(292)	(749)

Ending balance	$1,065,181	$947,723	$710,956

(b) Reconciliation of Accumulated Depreciation
     The following table reconciles the accumulated depreciation on the real estate investments for the years ended December 31 (amounts in thousands):

	2007	2006	2005
Beginning balance	$62,841	$42,226	$27,094
Depreciation of acquisitions of rental property	1,692	3,164	2,217
Depreciation of all other rental property and capital expenditures	25,287	18,640	13,061
Dispositions – real estate sold	—	(1,104)	—
Dispositions – write-off	(1,745)	(85)	(146)

Ending balance	$88,075	$62,841	$42,226